UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2003

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive Santa Clara, CA 95054
(Address of principal executive offices)

(408) 764-4000
(Registrant’s telephone number, including area code)

ITEM 7.          Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release of Coherent, Inc. issued on July 7, 2003

ITEM 9.          Information Being Furnished Under Item 12.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No.33-8216.  The information in this report shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

On July 7, 2003, Coherent, Inc. (“Registrant”) issued a press release regarding revisions to its financial guidance for the fiscal quarter ending June 28, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2003

COHERENT, INC.

	By:	/s/ Helene Simonet
Helene Simonet
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of Coherent, Inc. issued on July 7, 2003.